Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory C. Venn, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the annual report on Form 10-K, as amended, of CapTerra Financial Group, Inc., for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K, as amended, fairly presents, in all material respects, the financial condition and results of operations of CapTerra Financial Group, Inc.

Date: March 22, 2011	/s/ Gregory C. Venn
Gregory C. Venn
President and Chief Executive Officer
(Principal Executive Officer)